Warren Petroleum Company                         Propane Sales Agreement
   A Division of Chevron U.S.A. Inc.
   P.O. Box 1589, Tulsa, OK 74102 * Phone (918) 560-4000

   Prepare in original and five copies
    Purchaser                        Confirming Arrangements Made With
    Empire Gas Corporation           Marty Lerum

    Address                          Arrangements Made By    Date
    P.O. Box 303                     R. E. Siedell           August 23, 1995
    City, State, Zip                 Warren No.              Purchaser No.
    Lebanon, MO  65536               25076

    1. Term:  Warren will sell the following during period from September
    01, 1995                  ( ) Expires on__________________
    (X)  Until May 31, 1996      and continuing month to month thereafter
    unless and until canceled at the end of any month by either party giving
    the other not less than   60   days written notice prior to the proposed
    termination date.

                                                                      Product
                  Approx.   Unit    Meas.                    Del.      Price
                   Vol.      of     Basis      Location     Method
                  (net @   Measure  (see 2)                  (see 2)   Cents/
                   60                                                  Gallon
                  degrees
                     F)
    -------------------------------------------------------------------------
    Propane GPA     See    Gallons    T      Pascagoula, MS      T     Posted
    Specifications  Attch.                                           price at
                    A                                                 time of
                                                                      lifting
    -------------------------------------------------------------------------
    2. Measurement/Delivery Method   V - Volumetric per API Tables 23 and 24
       (see above)                       or 23A and 24A or 5A and 6A

       T.   Trucks       Other       M - Mass per GPA 8182
                     ____________    O - Origin  D - Destination
                     ____________
       C.   Tank Cars    ____________
                     ____________
                     ______
    -------------------------------------------------------------------------
    3. Product:  (X)  Stenched    ( )  Unstenched
    -------------------------------------------------------------------------

                                  WARNING

 It is important that you periodically remind your customers and employees that even though ethyl mercaptan has been recognized as the best available odorant for propane, no odorant is effective 100% of the time. The odor of the gas may, under some circumstances, be reduced or lost if put into a tank that is new or that has been exposed to the air for extended periods. Electronic gas detectors (that emit a shrill sound in the presence of gas) should be recommended to your customers as an additional safety measure for detecting leaks. Your customers should be familiar with the smell of the odorant and their ability to smell it. Inform them that colds, allergies, smoking, alcohol, age, competing odors and simply "getting used to" the odor can cause them not to detect escaping gas. Familiarize yourself, your employees and your customers with the potential limitations of the odorant and the alleged phenomenon of "odor fade". Warren's Odorization Bulletins, Safety Guide and other safety materials are available to help with this familiarization. If you need additional information or materials to properly educate your employees and customers, please contact the NPGA, your state organization, or Warren Petroleum Company.

    ------------------------------------------------------------------------
    4. Seller send statements, invoices and shipping documentation to:
       Ms. Gwen Hogan
       Empire Gas Corporation
       P.O. Box 303
       Lebanon, MO  65536
    ------------------------------------------------------------------------
    5. Terms of Payment:
       1% EFT 14 days.
    ------------------------------------------------------------------------
    6. Special Provisions:
    ------------------------------------------------------------------------
    7. In addition to the above terms and conditions, the General Provisions of this Product Sales Agreement and all Attachments are incorporated herein by reference and made a part of this Agreement.  If you are in agreement with the foregoing terms and conditions including the indemnity provision, please so indicate by signing below and returning one copy of the Agreement to Warren.
    ------------------------------------------------------------------------

    Accepted and Agreed to:           Warren Petroleum Company
    Empire Gas Corporation            A Division of Chevron U.S.A. Inc.
    By  /s/ Kris Lindsey              By  /s/ R.E. Siedell
    Title  V.P.           Date        Title
                         9/5/95       District Manager

    ------------------------------------------------------------------------
    Distribution:  Buyer for File     Distribution Section, Tulsa
     Buyer for acceptance and         Marketing Department, Tulsa
     return to Warren's Tulsa         Retained by Originator
     Office
     Accounting Division, Tulsa


                      GENERAL PROVISIONS PROPANE SALES

1.   DELIVERIES
   A. When delivery is point of origin, delivery shall be deemed to have been completed:
     1. To tank tricks when the product has actually been delivered into the trust;
     2.   To tank cars when the carrier accepts the same for shipment;
     3.   To pipelines upon metering of the product;
   B. When delivery is point of destination, delivery shall be deemed to have been completed:
     1. From tank trucks when truck has been placed at buyer's facilities for unloading;
     2.   From tank cars when carrier delivers same at the destination;
   C. Seller shall not be liable to Buyer for quantity or quality of product, after completion of delivery. Buyer agrees that the handling, care or use of product shall thereafter be at Buyer's sole risk and expense.

2. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the point of delivery in accordance with one of the following alternatives.
   A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162,8173 and all revisions thereof.
   B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.
   C. On all deliveries into/out of pipeline, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.
   D. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure at 60 degrees Fahrenheit.
   E. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.

3. PASSAGE OF TITLE AND WARRANTY OF TITLE - Title to the product and risk of loss shall pass to Buyer upon delivery. Seller warrants to Buyer that it has title to the product(s) delivered by it hereunder and the right to deliver same, and agrees to indemnify, defend and hold the Buyer harmless from and gains any loss, claim or demand by reason of any failure of such title or breach of this warranty. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

4. TAXES - Any tax, fee, or other exaction, now or hereafter, levied or assessed by any governmental authority upon, or as a result of the transaction herein provided for, or the goods or source materials thereof which ar the subject matter of this Agreement, shall, if payable by Seller, be paid by Buyer on demand by Seller. Any personal property taxes levied or assessed by any governmental authority upon the products covered by this Agreement shall be paid by the party having title thereto at the time of such assessment. Buyer shall furnish Seller proper exemption certificate where tax exemption is claimed on any product(s) delivered hereunder.

5. GOVERNMENT REGULATIONS & LAW - Seller warrants that the product it delivers hereunder will be produced and delivered in full compliance with all applicable federal and state laws and regulations and all Presidential Proclamations which may be applicable. This agreement shall be subject to the jurisdiction of, governed by and construed in accordance with the laws of the State of Oklahoma including the Uniform Commercial Code. Seller agrees to comply with the provisions contained in Exhibit "A" if attached hereto, to the extent that such provisions are legally applicable to Seller.

6. FORCE MAJEURE - If either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond its control, then in any such event, it is agreed that the affected party shall give prompt notice and full particulars of such force majeure to the other party. The obligations of the affected party shall be suspended for the duration of such inability to perform but for no longer period and such cause shall, so far as possible, be remedied with all reasonable dispatch.

7. ASSIGNMENT - This Agreement shall extend to and be binding upon the parties thereto, their heirs, successors and assigns; but it is expressly agreed that neither party shall voluntarily assign this Agreement without the prior written consent to the other.

8. NOTICE - Any notice hereunder shall be in writing and shall be delivered personally, by mail, by fax, by telex, or by telegram to the address set forth on the attached agreement, unless changed by notice. such notice shall be deemed to have been given on the date of the delivery thereof.

9. WAIVER - The waiver by either party of the breach of any provision hereof by the other party shall not be a waiver of the breach of any other provision or provisions hereof or of any subsequent or continuing breach of such provision or provisions.

10. ALTERATIONS - No oral promises, agreements or warranties shall be deemed a part hereof, nor shall nay alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either party hereto unless the same be in writing, signed by the party charged.

11. INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by Seller and transmitted to the Buyer from time to time during the month. Unless otherwise specified, payment is due within ten (10) days after receipt of invoice. If payment is not made within the time allowed under this Agreement, then Seller may charge interest on the unpaid balance at the lesser of 11/2% per month or the highest rate permitted by Oklahoma law and Seller shall be entitled to recover its reasonable costs of collection, including attorney's fee.

12. FINANCIAL RESPONSIBILITY - If in the judgment of Seller the financial responsibility of Buyer becomes impaired or unsatisfactory, advance cash payments or acceptable security (including, but not limited to a letter of credit form a financial institution acceptable to Seller) may be required by Seller, and if Buyer fails to provide such, Seller may without waiving any rights or remedies, withhold further deliveries until such payment or security is received. Buyer's duty to provide the hereinabove credit assurance shall be a condition precedent to Seller's obligation to perform under this agreement.

13. CONFLICTS OF INTEREST - No director, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.

14. AUDIT - Each party and its authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the product being sold to the other party under this Agreement and shall have the right to audit such records once a year a any reasonable time or times during the term of this Agreement and for two years after the year in which this Agreement terminates. Neither party shall make claim on the other for any adjustment after said two-year period.

15. TANK CARS - If Seller's tank cars are used and they are not unloaded and returned to railroad, Buyer shall be liable to Seller for rental at the rate of $50.00 for each day or fraction thereof in excess of 7 days. Tank cars shall not be diverted without Seller's written consent.

16. QUALITY - All products delivered under this Agreement shall meet the latest GPA specifications for that product and contain no deleterious substances. Product delivered under this agreement shall not contain concentrations of any contaminations that may make it or its components commercially unacceptable in general industry application. Any requirements of buyer pertaining to potential contaminants and/or specific hydrocarbon composition not listed in the product specification must be identified by buyer and allowable concentrations agreed to in writing by both parties prior to delivery.

17. SHORTAGE OF PRODUCTS - Due to uncertainties in the supply/demand situation, Warren may not have sufficient supplies of product to be delivered hereunder to meet the full requirements of all of its customers, contract or otherwise. whenever that situation exists, Warren shall have, in addition to any other rights Warren may have under this Agreement, the right to reduce deliveries of such product on any basis which in Warren's opinion is equitable, allowing for such priorities to such priorities to such classes of customers as Warren deems appropriate. If any such reduction occurs, Buyer shall have the option to terminate this Agreement as to any or all products by fifteen (15) day's notice, given within thirty (3) days of the notice of reduction.

18. BRAND NAMES - Unless otherwise specifically agreed, Buyer shall not represent or permit any other person to represent, that the product delivered hereunder is the product of Warren. All products delivered to Buyer hereunder shall be used or sold under Buyer's own brand names or under brand names approved by Warren, and Buyer shall not authorize or permit said product to be used or sold under any other brand names.

19. CONDUCT OF BUYER'S BUSINESS - Buyer in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving Warren any right to control Buyer in any way in its performance of its business. Warren has no right to exercise control over any Buyer's employees. All employees of Buyer shall be entirely under the control and direction of Buyer who shall be responsible for their actions. and omissions

20. INDEMNITY - If Warren provides adequate documentation of the odorization required by this contract, buyer agrees to define and hold Warren harmless from all expenses (including attorney's fees) or liability arising from any claims of whatever kind due to injuries or damages which occur after delivery to Buyer in connection with the transportation, use or handling of product covered hereunder. BUYER'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH DAMAGES ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE FAULT OF SELLER OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON SELLER, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE FAULT OF SELLER IS DETERMINED TO BE THE SOLE CAUSE OF SUCH DAMAGES.

21. PRICES - Prices hereunder may be changed at any time by Warren upon notice given either electronically (i.e. fax, DTN or phone) or by U.S. Mail, effective when sent. If any such notice shall increase Warren's price to Buyer at any shipping point or destination above Warren's price for such product or freight in effect during the elapsed portion of the calendar year in which Warren's notice is effective, Buyer may by written notice to Warren given and effective within fifteen (15) days the date of Warren's notice, terminate this contract with respect to such shipping ponit or destination.

22. ODORIZATION - Unless otherwise specifically agreed in writing, Buyer hereby requests that the propane sold hereunder be odorize with not less than 1.0 lb. of ethyl mercaptan per 10,000 gallons. Buyer warrants that compliance with its request will satisfy all applicable legal requirements.

23. PRODUCT HAZARDS - Buyer acknowledges receipt of Warren's Safety Bulletin for odorized propane and is knowledgeable of the hazards or risks in handling or using the product. Buyer agrees that Buyer shall inform its employees, contractors and customers of any hazards or risks associated with the product. Warren will make available to Buyer Warning Decals that are intended to be placed on consumer tanks or equipment and copies of its Safety Guide. Buyer agrees to supply its customers with these materials or other reasonably equivalent safety material to warn them of the potential hazards or risks in using odorized propane.

24. INCIDENT - Buyer shall notify Warren as soon as possible after it becomes aware of any fires or explosions occurring at locations propane purchase hereunder is used. Buyer will inform Warren if said product is involved and will fully cooperate with Warren in obtaining a propane sample and any other investigation Warren deems necessary.

Buyers Initials __________


                              ATTACHMENT A TO
                   PROPANE SALES AGREEMENT NO. 25076

1. TRADEMARK. Buyer acknowledges that the CHEVRON and WARRENGAS Trademarks are valuable property rights belonging to Chevron Corporation and its subsidiaries, including Chevron U.S.A. inc. and that any use thereof by Buyer in connection with this agreement is solely for the purposes of advertising products obtained from such subsidiaries. Upon termination of this agreement, Buyer agrees that it will make no further use of such trademarks or any other mark, name or designs confusingly similar therewith.

2. QUANTITY. During the term hereof, Buyer agreed to buy the product herein specified in monthly quantities of not less than the minimum set forth below and Warren agrees to sell said quantities to Buyer. Buyer shall purchase such entities as evenly as possible during each month. If during any period of this agreement the quantity of product Warren is obligate to deliver to Buyer is prescribed by government rules, regulations or orders, then the quantity of product covered by this agreement shall be the quantity so prescribed for such period and Buyer agrees to buy and Warren agrees to sell such Quantity.

                      VOLUME (IN THOUSAND OF GALLONS)

                    EST. VOL.                        EST. VOL.
      April             36                October         36

      May               36                November        45

      June              18                December        45

      July              18                January         54

      August            27                February        45

      September         36                March           36


For the purpose of determining compliance with the above quantity schedule, purchase of product shall be allocated to the month in which shipment is made. Should either party fail to comply in any amount with the above schedule, the other party may elect to terminate this agreement by mailing notice of such termination on or before the 20th day of the succeeding month. If the Buyer fails to purchase 100% of the above specified minimum monthly quantities during any month or months and Warren does not elect to terminate this agreement, Warren shall not be obligated hereunder to sell to Buyer in any of the succeeding six months more than one and one half times the average monthly quantity which Buyer actually purchased during the preceding six-month period.

When delivery is into tank trucks furnished by Buyer, the delivery ticket showing the quantity delivered shall be signed by the loader as the agent of Warren and by the truck driver as the agent of the Buyer; such quantities shall be conclusively presumed to have been delivered to Buyer.

On or before the 1st day of each month Buyer shall inform Warren of quantities required during such month, delivery dates, and when applicable, destinations of each shipment. Warren shall not be obligated to ship less than a tank car or tank truck load.


3.   Method of Delivery:     _X_      By tank truck furnished by Buyer.

                                      By tank truck furnished by Warren.

                                      By tank truck furnished by _____ with a

                                      capacity of _____ gallons each.

                             PRICE INFORMATION

            Prices in effect as of  August 24, 1995

      Sales based on (X) Shipping point price or ( ) Destination price

  SHIPPING OR
     PRICING                                     PRICE IN       FREIGHT
     POINTS      DESTINATIONS     PRODUCTS    CENTS/GALLONS     CHARGES
   --------------------------------------------------------------------------
  Pascagoula,      Various        Propane         33.75           N/A
       MS

                            ------------------------


Warren Petroleum Company                              Propane Sales Agreement
A Division of Chevron U.S.A. Inc.

P.O. Box 1589, Tulsa, OK 74102 * Phone (918) 560-4000

Prepare in original and five copies
-----------------------------------------------------------------------------
Purchaser                          Confirming Arrangements Made With
Empire Gas Corporation             Marty Lerum
-----------------------------------------------------------------------------
Address                            Arrangements Made By      Date
P.O. Box 303                       R. E. Siedell             August 24, 1995
-----------------------------------------------------------------------------
City, State, Zip                   Warren No.                Purchaser No.
Lebanon, MO  65536                 25078
-----------------------------------------------------------------------------
1. Term:  Warren will sell the following during period from September 01,
   1995                                  |_| Expires on__________________
   |X| Until May 31, 1996 and continuing month to month thereafter unless and until canceled at the end of any month by either party giving the other not less than 60 days written notice prior to the proposed termination date.
-----------------------------------------------------------------------------
                                                                      Product
              Approx. Vol.  Unit of   Meas.                    Del.    Price
                (net @      Measure   Basis     Location     Method   Cents/
              60(degree)F)            (see 2)                (see 2)  Gallon
-----------------------------------------------------------------------------
Propane GPA     See Attch.   Gallons     T    Greenville, MS     T    Posted
Specifications   A                                                    price
                                                                      at time
                                                                      of
                                                                      lifting
-----------------------------------------------------------------------------
2. Measurement/Delivery Method (see above)   V - Volumetric per API Tables 23
   T. Trucks__________ Other _____________       and 24 or 23A and 24A or 5A
   C. Tank______________________________         and 6A
                                             M - Mass per GPA 8182
                                             O - OriD - Destination
-----------------------------------------------------------------------------
3. Product:  |X|  |_|  Unstenched
-----------------------------------------------------------------------------
                                    WARNING

It is important that you periodically remind your customers and employees that even though ethyl mercaptan has been recognized as the best available odorant for propane, no odorant is effective 100% of the time. the odor of the gas may, under some circumstances, be reduced or lost if put into a tank that is new or that has been exposed to the air for extended periods. Electronic gas detectors (that emit a shrill sound in the presence of gas) should be recommended to your customers as an additional safety measure for detecting leaks. Your customers should be familiar with the smell of the odorant and their ability to smell it. Inform them that colds, allergies, smoking, alcohol, age, competing odors and simply "getting used to" the odor can cause them not to detect escaping gas. Familiarize yourself, your employees and your customers with the potential limitations of the odorant and the alleged phenomenon of "odor fade". Warren's Odorization Bulletins, Safety Guide and other safety materials are available to help with this familiarization. If you need additional information or materials to properly educate your employees and customers, please contact the NPGA, your state organization, or Warren Petroleum Company.
-----------------------------------------------------------------------------
4. Seller send statements, invoices and shipping documentation to:
   Ms. Gwen Hogan
   Empire Gas Corporation
   P.O. Box 303
   Lebanon, MO  65536
-----------------------------------------------------------------------------
5. Terms of Payment:
   1% EFT 14 days.
-----------------------------------------------------------------------------
6. Special Provisions:

-----------------------------------------------------------------------------
7. In addition to the above terms and conditions, the General Provisions of this Product Sales Agreement and all Attachments are incorporated herein by reference and made a part of this Agreement. If you are in agreement with the foregoing terms and conditions including the indemnity provision, please so indicate by signing below and returning one copy of the Agreement to Warren.
-----------------------------------------------------------------------------
Accepted and Agreed to:                    Warren Petroleum Company
Empire Gas Corporation                     A Division of Chevron U.S.A. Inc.
-----------------------------------------------------------------------------
By  /s/ Kris Lindsey                       By  /s/ R.E. Siedell
-----------------------------------------------------------------------------
Title  V.P.              Date              Title
                         9/05/95           District Manager
-----------------------------------------------------------------------------
Distribution: Buyer for File               Distribution Section, Tulsa
              Buyer for acceptance         Marketing Department, Tulsa
                and return to Warren       Retained by Originator
              Accounting Division, Tulsa



                     GENERAL PROVISIONS PROPANE SALES

1. DELIVERIES

   A. When delivery is point of origin, delivery shall be deemed to have been completed:
      1. To tank tricks when the product has actually been delivered into the trust;
      2. To tank cars when the carrier accepts the same for shipment;
      3. To pipelines upon metering of the product;

   B. When delivery is point of destination, delivery shall be deemed to have been completed:
      1. From tank trucks when truck has been placed at buyer's facilities for unloading;
      2. From tank cars when carrier delivers same at the destination;

   C. Seller shall not be liable to Buyer for quantity or quality of product, after completion of delivery. Buyer agrees that the handling, care or use of product shall thereafter be at Buyer's sole risk and expense.
2. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the point of delivery in accordance with one of the following alternatives.
   A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162,8173 and all revisions thereof.
   B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.
   C. On all deliveries into/out of pipeline, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.
   D. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure at 60 degrees Fahrenheit.
   E. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.
3. PASSAGE OF TITLE AND WARRANTY OF TITLE - Title to the product and risk of loss shall pass to Buyer upon delivery. Seller warrants to Buyer that it has title to the product(s) delivered by it hereunder and the right to deliver same, and agrees to indemnify, defend and hold the Buyer harmless from and gains any loss, claim or demand by reason of any failure of such title or breach of this warranty. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.
4. TAXES - Any tax, fee, or other exaction, now or hereafter, levied or assessed by any governmental authority upon, or as a result of the transaction herein provided for, or the goods or source materials thereof which ar the subject matter of this Agreement, shall, if payable by Seller, be paid by Buyer on demand by Seller. Any personal property taxes levied or assessed by any governmental authority upon the products covered by this Agreement shall be paid by the party having title thereto at the time of such assessment. Buyer shall furnish Seller proper exemption certificate where tax exemption is claimed on any product(s) delivered hereunder.
5. GOVERNMENT REGULATIONS & LAW - Seller warrants that the product it delivers hereunder will be produced and delivered in full compliance with all applicable federal and state laws and regulations and all Presidential Proclamations which may be applicable. This agreement shall be subject to the jurisdiction of, governed by and construed in accordance with the laws of the State of Oklahoma including the Uniform Commercial Code. Seller agrees to comply with the provisions contained in Exhibit "A" if attached hereto, to the extent that such provisions are legally applicable to Seller.
6. FORCE MAJEURE - If either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond its control, then in any such event, it is agreed that the affected party shall give prompt notice and full particulars of such force majeure to the other party. The obligations of the affected party shall be suspended for the duration of such inability to perform but for no longer period and such cause shall, so far as possible, be remedied with all reasonable dispatch.
7. ASSIGNMENT - This Agreement shall extend to and be binding upon the parties thereto, their heirs, successors and assigns; but it is expressly agreed that neither party shall voluntarily assign this Agreement without the prior written consent to the other.
8. NOTICE - Any notice hereunder shall be in writing and shall be delivered personally, by mail, by fax, by telex, or by telegram to the address set forth on the attached agreement, unless changed by notice. such notice shall be deemed to have been given on the date of the delivery thereof.
9. WAIVER - The waiver by either party of the breach of any provision hereof by the other party shall not be a waiver of the breach of any other provision or provisions hereof or of any subsequent or continuing breach of such provision or provisions.
10.ALTERATIONS - No oral promises, agreements or warranties shall be deemed a part hereof, nor shall nay alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either party hereto unless the same be in writing, signed by the party charged.
11.INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by Seller and transmitted to the Buyer from time to time during the month. Unless otherwise specified, payment is due within ten (10) days after receipt of invoice. If payment is not made within the time allowed under this Agreement, then Seller may charge interest on the unpaid balance at the lesser of 1 1/2% per month or the highest rate permitted by Oklahoma law and Seller shall be entitled to recover its reasonable costs of collection, including attorney's fee.
12.FINANCIAL RESPONSIBILITY - If in the judgment of Seller the financial responsibility of Buyer becomes impaired or unsatisfactory, advance cash payments or acceptable security (including, but not limited to a letter of credit form a financial institution acceptable to Seller) may be required by Seller, and if Buyer fails to provide such, Seller may without waiving any rights or remedies, withhold further deliveries until such payment or security is received. Buyer's duty to provide the hereinabove credit assurance shall be a condition precedent to Seller's obligation to perform under this agreement.
13.CONFLICTS OF INTEREST - No director, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.
14.AUDIT - Each party and its authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the product being sold to the other party under this Agreement and shall have the right to audit such records once a year a any reasonable time or times during the term of this Agreement and for two years after the year in which this Agreement terminates. Neither party shall make claim on the other for any adjustment after said two-year period.
15.TANK CARS - If Seller's tank cars are used and they are not unloaded and returned to railroad, Buyer shall be liable to Seller for rental at the rate of $50.00 for each day or fraction thereof in excess of 7 days. Tank cars shall not be diverted without Seller's written consent.
16.QUALITY - All products delivered under this Agreement shall meet the latest GPA specifications for that product and contain no deleterious substances. Product delivered under this agreement shall not contain concentrations of any contaminations that may make it or its components commercially unacceptable in general industry application. Any requirements of buyer pertaining to potential contaminants and/or specific hydrocarbon composition not listed in the product specification must be identified by buyer and allowable concentrations agreed to in writing by both parties prior to delivery.
17.SHORTAGE OF PRODUCTS - Due to uncertainties in the supply/demand situation, Warren may not have sufficient supplies of product to be delivered hereunder to meet the full requirements of all of its customers, contract or otherwise. whenever that situation exists, Warren shall have, in addition to any other rights Warren may have under this Agreement, the right to reduce deliveries of such product on any basis which in Warren's opinion is equitable, allowing for such priorities to such priorities to such classes of customers as Warren deems appropriate. If any such reduction occurs, Buyer shall have the option to terminate this Agreement as to any or all products by fifteen (15) day's notice, given within thirty (3) days of the notice of reduction.
18.BRAND NAMES - Unless otherwise specifically agreed, Buyer shall not represent or permit any other person to represent, that the product delivered hereunder is the product of Warren. All products delivered to Buyer hereunder shall be used or sold under Buyer's own brand names or under brand names approved by Warren, and Buyer shall not authorize or permit said product to be used or sold under any other brand names.
19.CONDUCT OF BUYER'S BUSINESS - Buyer in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving Warren any right to control Buyer in any way in its performance of its business. Warren has no right to exercise control over any Buyer's employees. All employees of Buyer shall be entirely under the control and direction of Buyer who shall be responsible for their actions. and omissions
20.INDEMNITY - If Warren provides adequate documentation of the odorization required by this contract, buyer agrees to define and hold Warren harmless from all expenses (including attorney's fees) or liability arising from any claims of whatever kind due to injuries or damages which occur after delivery to Buyer in connection with the transportation, use or handling of product covered hereunder. BUYER'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH DAMAGES ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE FAULT OF SELLER OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON SELLER, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE FAULT OF SELLER IS DETERMINED TO BE THE SOLE CAUSE OF SUCH DAMAGES.
21.PRICES - Prices hereunder may be changed at any time by Warren upon notice given either electronically (i.e. fax, DTN or phone) or by U.S. Mail, effective when sent. If any such notice shall increase Warren's price to Buyer at any shipping point or destination above Warren's price for such product or freight in effect during the elapsed portion of the calendar year in which Warren's notice is effective, Buyer may by written notice to Warren given and effective within fifteen (15) days the date of Warren's notice, terminate this contract with respect to such shipping ponit or destination.
22.ODORIZATION - Unless otherwise specifically agreed in writing, Buyer hereby requests that the propane sold hereunder be odorize with not less than 1.0 lb. of ethyl mercaptan per 10,000 gallons. Buyer warrants that compliance with its request will satisfy all applicable legal requirements.
23.PRODUCT HAZARDS - Buyer acknowledges receipt of Warren's Safety Bulletin for odorized propane and is knowledge- able of the hazards or risks in handling or using the product. Buyer agrees that Buyer shall inform its employees, contractors and customers of any hazards or risks associated with the product. Warren will make available to Buyer Warning Decals that are intended to be placed on consumer tanks or equipment and copies of its Safety Guide. Buyer agrees to supply its customers with these materials or other reasonably equivalent safety material to warn them of the potential hazards or risks in using odorized propane.
24.INCIDENT - Buyer shall notify Warren as soon as possible after it becomes aware of any fires or explosions occurring at locations propane purchase hereunder is used. Buyer will inform Warren if said product is involved and will fully cooperate with Warren in obtaining a propane sample and any other investigation Warren deems necessary.

Buyers Initials __________





                              ATTACHMENT A TO
                     PROPANE SALES AGREEMENT NO. 25078

1. TRADEMARK. Buyer acknowledges that the CHEVRON and WARRENGAS Trademarks are valuable property rights belonging to Chevron Corporation and its subsidiaries, including Chevron U.S.A. inc. and that any use thereof by Buyer in connection with this agreement is solely for the purposes of advertising products obtained from such subsidiaries. Upon termination of this agreement, Buyer agrees that it will make no further use of such trademarks or any other mark, name or designs confusingly similar therewith.

2. QUANTITY. During the term hereof, Buyer agreed to buy the product herein specified in monthly quantities of not less than the minimum set forth below and Warren agrees to sell said quantities to Buyer. Buyer shall purchase such entities as evenly as possible during each month. If during any period of this agreement the quantity of product Warren is obligate to deliver to Buyer is prescribed by government rules, regulations or orders, then the quantity of product covered by this agreement shall be the quantity so prescribed for such period and Buyer agrees to buy and Warren agrees to sell such Quantity.

                      VOLUME (IN THOUSAND OF GALLONS)

              EST. VOL.                                EST. VOL.
April             0                      October         320
              --------     --------                   ---------     --------
May               0                      November        400
              --------     --------                   ---------     --------
June              0                      December        420
              --------     --------                   ---------     --------
July              0                      January         520
              --------     --------                   ---------     --------
August            0                      February        400
              --------     --------                   ---------     --------
September         0                      March           350
              --------     --------                   ---------     --------


For the purpose of determining compliance with the above quantity schedule, purchase of product shall be allocated to the month in which shipment is made. Should either party fail to comply in any amount with the above schedule, the other party may elect to terminate this agreement by mailing notice of such termination on or before the 20th day of the succeeding month. If the Buyer fails to purchase 100% of the above specified minimum monthly quantities during any month or months and Warren does not elect to terminate this agreement, Warren shall not be obligated hereunder to sell to Buyer in any of the succeeding six months more than one and one half times the average monthly quantity which Buyer actually purchased during the preceding six-month period.

When delivery is into tank trucks furnished by Buyer, the delivery ticket showing the quantity delivered shall be signed by the loader as the agent of Warren and by the truck driver as the agent of the Buyer; such quantities shall be conclusively presumed to have been delivered to Buyer.

On or before the 1st day of each month Buyer shall inform Warren of quantities required during such month, delivery dates, and when applicable, destinations of each shipment. Warren shall not be obligated to ship less than a tank car or tank truck load.

3. Method of Delivery      X       By tank truck furnished by Buyer.
                          XX       By tank truck furnished by Warren.
                      _________    By tank truck furnished by ____________
                                   with a capacity of __________ gallons
                                   each.


                               PRICE INFORMATION

                 Prices in effect as of      August 24, 1995

       Sales based on |X| Shipping point price or |_| Destination price

   SHIPPING OR                                  PRICE IN        FREIGHT
  PRICING POINTS    DESTINATIONS   PRODUCTS   CENTS/GALLONS     CHARGES
-----------------   ------------   --------   -------------     -------
 * Greenville, MS      Various      Propane       37.25          n/a
** Greenville, MS      Various      Propane       37.25       As applicable
                                                              based upon
                                                              destinations

                            ------------------------


   Warren Petroleum Company                          Propane Sales Agreement
   A Division of Chevron U.S.A. Inc.
   P.O. Box 1589, Tulsa, OK 74102 * Phone (918) 560-4000

   Prepare in original and five copies
    Purchaser                         Confirming Arrangements Made With
    Empire Gas Corporation            Marty Lerum

    Address                           Arrangements Made By    Date
    P.O. Box 303                      R. E. Siedell           August 24, 1995
    City, State, Zip                  Warren No.              Purchaser No.
    Lebanon, MO  65536                25079
    1. Term:  Warren will sell the following during period from September 01,
    1995      ( ) Expires on__________________
    (X)  Until May 31, 1996      and continuing month to month thereafter
    unless and until canceled at the end of any month by either party giving
    the other not less than   60   days written notice prior to the proposed
    termination date.
                                                                     Product
                  Approx.    Unit     Meas.                  Del.    Price
                   Vol.       of      Basis                 Method   Cents/
                  (net @    Measure  (See 2)   Location    (see 2)   Gallon
                   60
                  degrees F)
    -------------------------------------------------------------------------
    Propane GPA    See      Gallons    T      Breaux Bridge,     T   Posted
    Specifications Attch.                     Eunice,                price at
                   A                          Napoleonville,     T   time of
                                              Norco,                 lifting
                                              Riverside,         T
                                              Tebone, Toca,
                                              LA
    -------------------------------------------------------------------------
    2. Measurement/Delivery Method     V - Volumetric per API Tables 23 and
       (see above)                         24 or 23A and 24A or 5A and 6A
       T.   Trucks       Other         M - Mass per GPA 8182
                   ____________        O - Origin  D - Destination
                   ____________

       C.   Tank Cars
                   ____________
                   ____________

    -------------------------------------------------------------------------
    3. Product:  (X)  Stenched    ( )  Unstenched
    -------------------------------------------------------------------------

                                  WARNING

  It is important that you periodically remind your customers and employees that even though ethyl mercaptan has been recognized as the best available odorant for propane, no odorant is effective 100% of the time. the odor of the gas may, under some circumstances, be reduced or lost if put into a tank that is new or that has been exposed to the air for extended periods. Electronic gas detectors (that emit a shrill sound in the presence of gas) should be recommended to your customers as an additional safety measure for detecting leaks. Your customers should be familiar with the smell of the odorant and their ability to smell it. Inform them that colds, allergies, smoking, alcohol, age, competing odors and simply "getting used to" the odor can cause them not to detect escaping gas. Familiarize yourself, your employees and your customers with the potential limitations of the odorant and the alleged phenomenon of "odor fade". Warren's Odorization Bulletins, Safety Guide and other safety materials are available to help with this familiarization. If you need additional information or materials to properly educate your employees and customers, please contact the NPGA, your state organization, or Warren Petroleum Company.

    ------------------------------------------------------------------------
    4. Seller send statements, invoices and shipping documentation to:
      Ms. Gwen Hogan
      Empire Gas Corporation
      P.O. Box 303
      Lebanon, MO  65536
    ------------------------------------------------------------------------
    5. Terms of Payment:
       1% EFT 14 days.
    ------------------------------------------------------------------------
    6. Special Provisions:
       1. This Agreement cancels and supersedes Warren's PSA 59146 dated September 01, 1994.
    ------------------------------------------------------------------------
    7. In addition to the above terms and conditions, the General Provisions of this Product Sales Agreement and all Attachments are incorporated herein by reference and made a part of this Agreement. If you are in agreement with the foregoing terms and conditions including the indemnity provision, please so indicate by signing below and returning one copy of the Agreement to Warren.

    Accepted and Agreed to:           Warren Petroleum Company
    Empire Gas Corporation            A Division of Chevron U.S.A. Inc.
    By  /s/ Kris Lindsey              By  /s/ R.E. Siedell
    Title  V.P.            Date       Title
                       9/05/95        District Manager

    Distribution:  Buyer for File              Distribution Section, Tulsa
                   Buyer for acceptance and    Marketing Department, Tulsa
                   return to Warren's Tulsa    Retained by Originator
                   Office
                   Accounting Division, Tulsa


                      GENERAL PROVISIONS PROPANE SALES

1.   DELIVERIES
   A. When delivery is point of origin, delivery shall be deemed to have been completed:
     1. To tank tricks when the product has actually been delivered into the trust;
     2.   To tank cars when the carrier accepts the same for shipment;
     3.   To pipelines upon metering of the product;
   B. When delivery is point of destination, delivery shall be deemed to have been completed:
     1. From tank trucks when truck has been placed at buyer's facilities for unloading;
     2.   From tank cars when carrier delivers same at the destination;
   C. Seller shall not be liable to Buyer for quantity or quality of product, after completion of delivery. Buyer agrees that the handling, care or use of product shall thereafter be at Buyer's sole risk and expense.

2. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the point of delivery in accordance with one of the following alternatives.
   A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162,8173 and all revisions thereof.
   B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.
   C. On all deliveries into/out of pipeline, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.
   D. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure at 60 degrees Fahrenheit.
   E. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.

3. PASSAGE OF TITLE AND WARRANTY OF TITLE - Title to the product and risk of loss shall pass to Buyer upon delivery. Seller warrants to Buyer that it has title to the product(s) delivered by it hereunder and the right to deliver same, and agrees to indemnify, defend and hold the Buyer harmless from and gains any loss, claim or demand by reason of any failure of such title or breach of this warranty. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

4. TAXES - Any tax, fee, or other exaction, now or hereafter, levied or assessed by any governmental authority upon, or as a result of the transaction herein provided for, or the goods or source materials thereof which ar the subject matter of this Agreement, shall, if payable by Seller, be paid by Buyer on demand by Seller. Any personal property taxes levied or assessed by any governmental authority upon the products covered by this Agreement shall be paid by the party having title thereto at the time of such assessment. Buyer shall furnish Seller proper exemption certificate where tax exemption is claimed on any product(s) delivered hereunder.

5. GOVERNMENT REGULATIONS & LAW - Seller warrants that the product it delivers hereunder will be produced and delivered in full compliance with all applicable federal and state laws and regulations and all Presidential Proclamations which may be applicable. This agreement shall be subject to the jurisdiction of, governed by and construed in accordance with the laws of the State of Oklahoma including the Uniform Commercial Code. Seller agrees to comply with the provisions contained in Exhibit "A" if attached hereto, to the extent that such provisions are legally applicable to Seller.

6. FORCE MAJEURE - If either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond its control, then in any such event, it is agreed that the affected party shall give prompt notice and full particulars of such force majeure to the other party. The obligations of the affected party shall be suspended for the duration of such inability to perform but for no longer period and such cause shall, so far as possible, be remedied with all reasonable dispatch.

7. ASSIGNMENT - This Agreement shall extend to and be binding upon the parties thereto, their heirs, successors and assigns; but it is expressly agreed that neither party shall voluntarily assign this Agreement without the prior written consent to the other.

8. NOTICE - Any notice hereunder shall be in writing and shall be delivered personally, by mail, by fax, by telex, or by telegram to the address set forth on the attached agreement, unless changed by notice. such notice shall be deemed to have been given on the date of the delivery thereof.

9. WAIVER - The waiver by either party of the breach of any provision hereof by the other party shall not be a waiver of the breach of any other provision or provisions hereof or of any subsequent or continuing breach of such provision or provisions.

10. ALTERATIONS - No oral promises, agreements or warranties shall be deemed a part hereof, nor shall nay alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either party hereto unless the same be in writing, signed by the party charged.

11. INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by Seller and transmitted to the Buyer from time to time during the month. Unless otherwise specified, payment is due within ten (10) days after receipt of invoice. If payment is not made within the time allowed under this Agreement, then Seller may charge interest on the unpaid balance at the lesser of 11/2% per month or the highest rate permitted by Oklahoma law and Seller shall be entitled to recover its reasonable costs of collection, including attorney's fee.

12. FINANCIAL RESPONSIBILITY - If in the judgment of Seller the financial responsibility of Buyer becomes impaired or unsatisfactory, advance cash payments or acceptable security (including, but not limited to a letter of credit form a financial institution acceptable to Seller) may be required by Seller, and if Buyer fails to provide such, Seller may without waiving any rights or remedies, withhold further deliveries until such payment or security is received. Buyer's duty to provide the hereinabove credit assurance shall be a condition precedent to Seller's obligation to perform under this agreement.

13. CONFLICTS OF INTEREST - No director, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.

14. AUDIT - Each party and its authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the product being sold to the other party under this Agreement and shall have the right to audit such records once a year a any reasonable time or times during the term of this Agreement and for two years after the year in which this Agreement terminates. Neither party shall make claim on the other for any adjustment after said two-year period.

15. TANK CARS - If Seller's tank cars are used and they are not unloaded and returned to railroad, Buyer shall be liable to Seller for rental at the rate of $50.00 for each day or fraction thereof in excess of 7 days. Tank cars shall not be diverted without Seller's written consent.

16. QUALITY - All products delivered under this Agreement shall meet the latest GPA specifications for that product and contain no deleterious substances. Product delivered under this agreement shall not contain concentrations of any contaminations that may make it or its components commercially unacceptable in general industry application. Any requirements of buyer pertaining to potential contaminants and/or specific hydrocarbon composition not listed in the product specification must be identified by buyer and allowable concentrations agreed to in writing by both parties prior to delivery.

17. SHORTAGE OF PRODUCTS - Due to uncertainties in the supply/demand situation, Warren may not have sufficient supplies of product to be delivered hereunder to meet the full requirements of all of its customers, contract or otherwise. whenever that situation exists, Warren shall have, in addition to any other rights Warren may have under this Agreement, the right to reduce deliveries of such product on any basis which in Warren's opinion is equitable, allowing for such priorities to such priorities to such classes of customers as Warren deems appropriate. If any such reduction occurs, Buyer shall have the option to terminate this Agreement as to any or all products by fifteen (15) day's notice, given within thirty (3) days of the notice of reduction.

18. BRAND NAMES - Unless otherwise specifically agreed, Buyer shall not represent or permit any other person to represent, that the product delivered hereunder is the product of Warren. All products delivered to Buyer hereunder shall be used or sold under Buyer's own brand names or under brand names approved by Warren, and Buyer shall not authorize or permit said product to be used or sold under any other brand names.

19. CONDUCT OF BUYER'S BUSINESS - Buyer in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving Warren any right to control Buyer in any way in its performance of its business. Warren has no right to exercise control over any Buyer's employees. All employees of Buyer shall be entirely under the control and direction of Buyer who shall be responsible for their actions. and omissions

20. INDEMNITY - If Warren provides adequate documentation of the odorization required by this contract, buyer agrees to define and hold Warren harmless from all expenses (including attorney's fees) or liability arising from any claims of whatever kind due to injuries or damages which occur after delivery to Buyer in connection with the transportation, use or handling of product covered hereunder. BUYER'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH DAMAGES ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE FAULT OF SELLER OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON SELLER, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE FAULT OF SELLER IS DETERMINED TO BE THE SOLE CAUSE OF SUCH DAMAGES.

21. PRICES - Prices hereunder may be changed at any time by Warren upon notice given either electronically (i.e. fax, DTN or phone) or by U.S. Mail, effective when sent. If any such notice shall increase Warren's price to Buyer at any shipping point or destination above Warren's price for such product or freight in effect during the elapsed portion of the calendar year in which Warren's notice is effective, Buyer may by written notice to Warren given and effective within fifteen (15) days the date of Warren's notice, terminate this contract with respect to such shipping ponit or destination.

22. ODORIZATION - Unless otherwise specifically agreed in writing, Buyer hereby requests that the propane sold hereunder be odorize with not less than 1.0 lb. of ethyl mercaptan per 10,000 gallons. Buyer warrants that compliance with its request will satisfy all applicable legal requirements.

23. PRODUCT HAZARDS - Buyer acknowledges receipt of Warren's Safety Bulletin for odorized propane and is knowledgeable of the hazards or risks in handling or using the product. Buyer agrees that Buyer shall inform its employees, contractors and customers of any hazards or risks associated with the product. Warren will make available to Buyer Warning Decals that are intended to be placed on consumer tanks or equipment and copies of its Safety Guide. Buyer agrees to supply its customers with these materials or other reasonably equivalent safety material to warn them of the potential hazards or risks in using odorized propane.

24. INCIDENT - Buyer shall notify Warren as soon as possible after it becomes aware of any fires or explosions occurring at locations propane purchase hereunder is used. Buyer will inform Warren if said product is involved and will fully cooperate with Warren in obtaining a propane sample and any other investigation Warren deems necessary.

Buyers Initials __________


                              ATTACHMENT A TO
                   PROPANE SALES AGREEMENT NO.   25079
1. TRADEMARK. Buyer acknowledges that the CHEVRON and WARRENGAS Trademarks are valuable property rights belonging to Chevron Corporation and its subsidiaries, including Chevron U.S.A. inc. and that any use thereof by Buyer in connection with this agreement is solely for the purposes of advertising products obtained from such subsidiaries. Upon termination of this agreement, Buyer agrees that it will make no further use of such trademarks or any other mark, name or designs confusingly similar therewith.

2. QUANTITY. During the term hereof, Buyer agreed to buy the product herein specified in monthly quantities of not less than the minimum set forth below and Warren agrees to sell said quantities to Buyer. Buyer shall purchase such entities as evenly as possible during each month. If during any period of this agreement the quantity of product Warren is obligate to deliver to Buyer is prescribed by government rules, regulations or orders, then the quantity of product covered by this agreement shall be the quantity so prescribed for such period and Buyer agrees to buy and Warren agrees to sell such Quantity.
                      VOLUME (IN THOUSAND OF GALLONS)

                    EST. VOL.                        EST. VOL.
      April            120                October        150

      May              130                November        210

      June              90                December       200

      July             130                January         240

      August           200                February        180

      September        170                March           170


For the purpose of determining compliance with the above quantity schedule, purchase of product shall be allocated to the month in which shipment is made. Should either party fail to comply in any amount with the above schedule, the other party may elect to terminate this agreement by mailing notice of such termination on or before the 20th day of the succeeding month. If the Buyer fails to purchase 100% of the above specified minimum monthly quantities during any month or months and Warren does not elect to terminate this agreement, Warren shall not be obligated hereunder to sell to Buyer in any of the succeeding six months more than one and one half times the average monthly quantity which Buyer actually purchased during the preceding six-month period.

When delivery is into tank trucks furnished by Buyer, the delivery ticket showing the quantity delivered shall be signed by the loader as the agent of Warren and by the truck driver as the agent of the Buyer; such quantities shall be conclusively presumed to have been delivered to Buyer.

On or before the 1st day of each month Buyer shall inform Warren of quantities required during such month, delivery dates, and when applicable, destinations of each shipment. Warren shall not be obligated to ship less than a tank car or tank truck load.

3.   Method of Delivery:      X       By tank truck furnished by Buyer.

                                      By tank truck furnished by Warren.
                                      By tank truck furnished by _____ with
                                      a capacity of _____ gallons each.

                             PRICE INFORMATION


            Prices in effect as of      August 24     , 19  95

      Sales based on (X) Shipping point price or ( ) Destination price

   SHIPPING OR
     PRICING                                     PRICE IN       FREIGHT
     POINTS        DESTINATIONS     PRODUCTS    CENTS/GALLONS     CHARGES
 Breaux Bridge, LA   Various       Propane         32.25           N/A
 Eunice, LA          Various       Propane           *             N/A
 Napoleonville, LA   Various       Propane         31.75           N/A
 Norco, LA           Various       Propane         31.75           N/A
 Riverside, LA       Various       Propane         31.75           N/A
 Tebone, LA          Various       Propane         31.75           N/A
 Toca, LA            Various       Propane         31.75           N/A

 * Not available at present

                            ------------------------


   Warren Petroleum Company                         Propane Sales Agreement
   A Division of Chevron U.S.A. Inc.
   P.O. Box 1589, Tulsa, OK 74102 * Phone (918) 560-4000

   Prepare in original and five copies
    Purchaser                          Confirming Arrangements Made With
    Empire Gas Corporation             Ms. Kris Lindsey

    Address                            Arrangements Made By      Date
    P.O. Box 303                       Mike Tracey               8/01/95
    City, State, Zip                   Warren No.                Purchaser
    Lebanon, MO  65536                 23064                     No.
    -------------------------------------------------------------------------
    1. Term:  Warren will sell the following during period from August 1,
       1995               ( ) Expires on__________________
    (X) Until December 31, 1995 and continuing month to month thereafter unless and until canceled at the end of any month by either party giving
    the other not less than   60   days written notice prior to the proposed
    termination date.

                                                                      Product
     Product      Approx.    Unit     Meas.                    Del.    Price
   Description     Vol.       of      Basis                 Method    Cents/
      and         (net @    Measure  (See 2)   Location     (see 2)   Gallon
   Specifications  60
                  degrees F)
    -------------------------------------------------------------------------
  Propane per GPA    2500      B            Fashing, TX; El     T    Posted
  Specifications     BPM                    Paso, TX;           O    Price
                                                                     at
                                            Mont Belvieu,            Date of
                                            TX; Monument, NM    O     Lifting
                                            Dubach, LA          O
                                            TX-42000 AR-
                                            03000 NM-30000      D
    -------------------------------------------------------------------------
    2. Measurement/Delivery Method     V - Volumetric per API Tables 23 and
       (see above)                         24 or 23A and 24A or 5A and 6A
       T.   Trucks       Other         M - Mass per GPA 8182
                                       O - Origin  D - Destination
       C.   Tank Cars
                   _____________

    ---------------------------------------------------------------------------
    3. Product:  (X)  Stenched    ( )  Unstenched
    ---------------------------------------------------------------------------

                                  WARNING

It is important that you periodically remind your customers and employees that even though ethyl mercaptan has been recognized as the best available odorant for propane, no odorant is effective 100% of the time. the odor of the gas may, under some circumstances, be reduced or lost if put into a tank that is new or that has been exposed to the air for extended periods. Electronic gas detectors (that emit a shrill sound in the presence of gas) should be recommended to your customers as an additional safety measure for detecting leaks. Your customers should be familiar with the smell of the odorant and their ability to smell it. Inform them that colds, allergies, smoking, alcohol, age, competing odors and simply "getting used to" the odor can cause them not to detect escaping gas. Familiarize yourself, your employees and your customers with the potential limitations of the odorant and the alleged phenomenon of "odor fade". Warren's Odorization Bulletins, Safety Guide and other safety materials are available to help with this familiarization. If you need additional information or materials to properly educate your employees and customers, please contact the NPGA, your state organization, or Warren Petroleum Company.

    ---------------------------------------------------------------------------
    4. Seller send statements, invoices and shipping documentation to:

      Same as above.
    ---------------------------------------------------------------------------
    5. Terms of Payment:
      1% 10 Days, Net 15 Days
    ---------------------------------------------------------------------------
    6. Special Provisions:
        I.  This Sales Agreement cancels and supercedes SA No. 41033 dated
            6/01/86.
       II. Thee will be a 2.00 cpg surcharge on any trucks loaded with less than 3500 gallons.
      III. Texas odorization fee will be billed as mandated by Texas law unless proper exemption forms are provided.

    ---------------------------------------------------------------------------
    7. In addition to the above terms and conditions, the General Provisions of this Product Sales Agreement and all Attachments are incorporated herein by reference and made a part of this Agreement. If you are in agreement with the foregoing terms and conditions including the indemnity provision, please so indicate by signing below and returning one copy of the Agreement to Warren.

    Accepted and Agreed to:            Warren Petroleum Company
    Empire Gas Corporation             A Division of Chevron U.S.A. Inc.
    By  /s/ Kris Lindsey               By  /s/ M.T. Tracey
    Title  Kris Lindsey         Date   Title  M.T. Tracey, Manager
       Vice President      8/31/          Southwest District
                           95

    Distribution:  Buyer for File      Distribution Section, Tulsa
     Buyer for acceptance and     Marketing Department, Tulsa
     return to Warren's Tulsa     Retained by Originator
     Office
     Accounting Division, Tulsa

                      GENERAL PROVISIONS PROPANE SALES

1.   DELIVERIES
   A. When delivery is point of origin, delivery shall be deemed to have been completed:
     1. To tank tricks when the product has actually been delivered into the trust;
     2.   To tank cars when the carrier accepts the same for shipment;
     3.   To pipelines upon metering of the product;


   B. When delivery is point of destination, delivery shall be deemed to have been completed:
     1. From tank trucks when truck has been placed at buyer's facilities for unloading;
     2.   From tank cars when carrier delivers same at the destination;
   C. Seller shall not be liable to Buyer for quantity or quality of product, after completion of delivery. Buyer agrees that the handling, care or use of product shall thereafter be at Buyer's sole risk and expense.

2. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the point of delivery in accordance with one of the following alternatives.
   A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162,8173 and all revisions thereof.
   B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.
   C. On all deliveries into/out of pipeline, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.
   D. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure at 60 degrees Fahrenheit.
   E. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.

3. PASSAGE OF TITLE AND WARRANTY OF TITLE - Title to the product and risk of loss shall pass to Buyer upon delivery. Seller warrants to Buyer that it has title to the product(s) delivered by it hereunder and the right to deliver same, and agrees to indemnify, defend and hold the Buyer harmless from and gains any loss, claim or demand by reason of any failure of such title or breach of this warranty. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

4. TAXES - Any tax, fee, or other exaction, now or hereafter, levied or assessed by any governmental authority upon, or as a result of the transaction herein provided for, or the goods or source materials thereof which ar the subject matter of this Agreement, shall, if payable by Seller, be paid by Buyer on demand by Seller. Any personal property taxes levied or assessed by any governmental authority upon the products covered by this Agreement shall be paid by the party having title thereto at the time of such assessment. Buyer shall furnish Seller proper exemption certificate where tax exemption is claimed on any product(s) delivered hereunder.

5. GOVERNMENT REGULATIONS & LAW - Seller warrants that the product it delivers hereunder will be produced and delivered in full compliance with all applicable federal and state laws and regulations and all Presidential Proclamations which may be applicable. This agreement shall be subject to the jurisdiction of, governed by and construed in accordance with the laws of the State of Oklahoma including the Uniform Commercial Code. Seller agrees to comply with the provisions contained in Exhibit "A" if attached hereto, to the extent that such provisions are legally applicable to Seller.

6. FORCE MAJEURE - If either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond its control, then in any such event, it is agreed that the affected party shall give prompt notice and full particulars of such force majeure to the other party. The obligations of the affected party shall be suspended for the duration of such inability to perform but for no longer period and such cause shall, so far as possible, be remedied with all reasonable dispatch.

7. ASSIGNMENT - This Agreement shall extend to and be binding upon the parties thereto, their heirs, successors and assigns; but it is expressly agreed that neither party shall voluntarily assign this Agreement without the prior written consent to the other.

8. NOTICE - Any notice hereunder shall be in writing and shall be delivered personally, by mail, by fax, by telex, or by telegram to the address set forth on the attached agreement, unless changed by notice. such notice shall be deemed to have been given on the date of the delivery thereof.

9. WAIVER - The waiver by either party of the breach of any provision hereof by the other party shall not be a waiver of the breach of any other provision or provisions hereof or of any subsequent or continuing breach of such provision or provisions.

10. ALTERATIONS - No oral promises, agreements or warranties shall be deemed a part hereof, nor shall nay alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either party hereto unless the same be in writing, signed by the party charged.

11. INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by Seller and transmitted to the Buyer from time to time during the month. Unless otherwise specified, payment is due within ten (10) days after receipt of invoice. If payment is not made within the time allowed under this Agreement, then Seller may charge interest on the unpaid balance at the lesser of 11/2% per month or the highest rate permitted by Oklahoma law and Seller shall be entitled to recover its reasonable costs of collection, including attorney's fee.

12. FINANCIAL RESPONSIBILITY - If in the judgment of Seller the financial responsibility of Buyer becomes impaired or unsatisfactory, advance cash payments or acceptable security (including, but not limited to a letter of credit form a financial institution acceptable to Seller) may be required by Seller, and if Buyer fails to provide such, Seller may without waiving any rights or remedies, withhold further deliveries until such payment or security is received. Buyer's duty to provide the hereinabove credit assurance shall be a condition precedent to Seller's obligation to perform under this agreement.

13. CONFLICTS OF INTEREST - No director, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.

14. AUDIT - Each party and its authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the product being sold to the other party under this Agreement and shall have the right to audit such records once a year a any reasonable time or times during the term of this Agreement and for two years after the year in which this Agreement terminates. Neither party shall make claim on the other for any adjustment after said two-year period.

15. TANK CARS - If Seller's tank cars are used and they are not unloaded and returned to railroad, Buyer shall be liable to Seller for rental at the rate of $50.00 for each day or fraction thereof in excess of 7 days. Tank cars shall not be diverted without Seller's written consent.

16. QUALITY - All products delivered under this Agreement shall meet the latest GPA specifications for that product and contain no deleterious substances. Product delivered under this agreement shall not contain concentrations of any contaminations that may make it or its components commercially unacceptable in general industry application. Any requirements of buyer pertaining to potential contaminants and/or specific hydrocarbon composition not listed in the product specification must be identified by buyer and allowable concentrations agreed to in writing by both parties prior to delivery.

17. SHORTAGE OF PRODUCTS - Due to uncertainties in the supply/demand situation, Warren may not have sufficient supplies of product to be delivered hereunder to meet the full requirements of all of its customers, contract or otherwise. whenever that situation exists, Warren shall have, in addition to any other rights Warren may have under this Agreement, the right to reduce deliveries of such product on any basis which in Warren's opinion is equitable, allowing for such priorities to such priorities to such classes of customers as Warren deems appropriate. If any such reduction occurs, Buyer shall have the option to terminate this Agreement as to any or all products by fifteen (15) day's notice, given within thirty (3) days of the notice of reduction.

18. BRAND NAMES - Unless otherwise specifically agreed, Buyer shall not represent or permit any other person to represent, that the product delivered hereunder is the product of Warren. All products delivered to Buyer hereunder shall be used or sold under Buyer's own brand names or under brand names approved by Warren, and Buyer shall not authorize or permit said product to be used or sold under any other brand names.

19. CONDUCT OF BUYER'S BUSINESS - Buyer in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving Warren any right to control Buyer in any way in its performance of its business. Warren has no right to exercise control over any Buyer's employees. All employees of Buyer shall be entirely under the control and direction of Buyer who shall be responsible for their actions. and omissions

20. INDEMNITY - If Warren provides adequate documentation of the odorization required by this contract, buyer agrees to define and hold Warren harmless from all expenses (including attorney's fees) or liability arising from any claims of whatever kind due to injuries or damages which occur after delivery to Buyer in connection with the transportation, use or handling of product covered hereunder. BUYER'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH DAMAGES ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE FAULT OF SELLER OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON SELLER, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE FAULT OF SELLER IS DETERMINED TO BE THE SOLE CAUSE OF SUCH DAMAGES.

21. PRICES - Prices hereunder may be changed at any time by Warren upon notice given either electronically (i.e. fax, DTN or phone) or by U.S. Mail, effective when sent. If any such notice shall increase Warren's price to Buyer at any shipping point or destination above Warren's price for such product or freight in effect during the elapsed portion of the calendar year in which Warren's notice is effective, Buyer may by written notice to Warren given and effective within fifteen (15) days the date of Warren's notice, terminate this contract with respect to such shipping ponit or destination.

22. ODORIZATION - Unless otherwise specifically agreed in writing, Buyer hereby requests that the propane sold hereunder be odorize with not less than 1.0 lb. of ethyl mercaptan per 10,000 gallons. Buyer warrants that compliance with its request will satisfy all applicable legal requirements.

23. PRODUCT HAZARDS - Buyer acknowledges receipt of Warren's Safety Bulletin for odorized propane and is knowledgeable of the hazards or risks in handling or using the product. Buyer agrees that Buyer shall inform its employees, contractors and customers of any hazards or risks associated with the product. Warren will make available to Buyer Warning Decals that are intended to be placed on consumer tanks or equipment and copies of its Safety Guide. Buyer agrees to supply its customers with these materials or other reasonably equivalent safety material to warn them of the potential hazards or risks in using odorized propane.

24. INCIDENT - Buyer shall notify Warren as soon as possible after it becomes aware of any fires or explosions occurring at locations propane purchase hereunder is used. Buyer will inform Warren if said product is involved and will fully cooperate with Warren in obtaining a propane sample and any other investigation Warren deems necessary.

Buyers Initials __________

                            ------------------------


   Warren Petroleum Company                          Propane Sales Agreement
   A Division of Chevron U.S.A. Inc.
   P.O. Box 1589, Tulsa, OK 74102 * Phone (918) 560-4000

   Prepare in original and five copies
    Purchaser                           Confirming Arrangements Made With
    Empire Gas Corporation              Marty Larem

    Address                             Arrangements Made By   Date  5/1/96
    P.O. Box 303                        J. K. Nelson
    City, State, Zip                    Warren No.  27023      Purchaser No.
    Lebanon, MO  65536
    1. Term:  Warren will sell the following during period from MAY 1, 1996
         ( ) Expires on__________________
 (X)  Until April 30, 1997      and continuing month to month thereafter
 unless and until canceled at the end of any month by either party giving
 the other not less than   60   days written notice prior to the proposed
 termination date.

                                                                        Product
     Product      Approx.    Unit     Meas.                      Del.    Price
   Description     Vol.       of      Basis                     Method  Cents/
      and         (net @    Measure  (See 2)     Location      (see 2)  /Gallon
   Specifications  60
                  degrees F)
    ---------------------------------------------------------------------------
    COMMERCIAL        *       **       T       FLORIDA BASE       T        *
    PROPANE
    *SEE ATTACHMENT A
    **SEE GENERAL                               *SEE GENERAL
    PROVISIONS                                   PROVISIONS

    PROPANE (2)                                 PROPANE SALES (21)

    ---------------------------------------------------------------------------
    2. Measurement/Delivery Method      V - Volumetric per API Tables 23 and 24
       (see above)                      or 23A and 24A or 5A and 6A
       T.   Trucks       Other           M - Mass per GPA 8182
                                         O - Origin  D - Destination
       C.   Tank Cars

    ---------------------------------------------------------------------------
    3. Product:  (X)  Stenched    ( )  Unstenched
    ---------------------------------------------------------------------------

                                  WARNING

It is important that you periodically remind your customers and employees that even though ethyl mercaptan has been recognized as the best available odorant for propane, no odorant is effective 100% of the time. the odor of the gas may, under some circumstances, be reduced or lost if put into a tank that is new or that has been exposed to the air for extended periods. Electronic gas detectors (that emit a shrill sound in the presence of gas) should be recommended to your customers as an additional safety measure for detecting leaks. Your customers should be familiar with the smell of the odorant and their ability to smell it. Inform them that colds, allergies, smoking, alcohol, age, competing odors and simply "getting used to" the odor can cause them not to detect escaping gas. Familiarize yourself, your employees and your customers with the potential limitations of the odorant and the alleged phenomenon of "odor fade". Warren's Odorization Bulletins, Safety Guide and other safety materials are available to help with this familiarization. If you need additional information or materials to properly educate your employees and customers, please contact the NPGA, your state organization, or Warren Petroleum Company.

    ---------------------------------------------------------------------------
    4. Seller send statements, invoices and shipping documentation to:
       Empire Gas Corporation
       Gwen Hogan
       P.O. Box 303
       Lebanon, MO  65536
    ---------------------------------------------------------------------------
    5. Terms of Payment:
       1% EFT 14 days.
    ---------------------------------------------------------------------------
    6. Special Provisions:

    ---------------------------------------------------------------------------
    7. In addition to the above terms and conditions, the General Provisions of this Product Sales Agreement and all Attachments are incorporated herein by reference and made a part of this Agreement.  If you are in agreement with the foregoing terms and conditions including the indemnity provision, please so indicate by signing below and returning one copy of the Agreement to Warren.
    Accepted and Agreed to:             Warren Petroleum Company
    Empire Gas Corporation              A Division of Chevron U.S.A. Inc.
    By  /s/ Kris Lindsey                By  /s/ John K. Nelson
    Title  Vice President   Date        Title
                         5/13/96        Southeast District Manager  4/16/96

    Distribution:  Buyer for File                Distribution Section, Tulsa
                   Buyer for acceptance and      Marketing Department, Tulsa
                   return to Warren's Tulsa      Retained by Originator
                   Office
                   Accounting Division, Tulsa

                      GENERAL PROVISIONS PROPANE SALES

1.   DELIVERIES
   A. When delivery is point of origin, delivery shall be deemed to have been completed:
     1. To tank tricks when the product has actually been delivered into the trust;
     2.   To tank cars when the carrier accepts the same for shipment;
     3.   To pipelines upon metering of the product;
   B. When delivery is point of destination, delivery shall be deemed to have been completed:
     1. From tank trucks when truck has been placed at buyer's facilities for unloading;
     2.   From tank cars when carrier delivers same at the destination;
   C. Seller shall not be liable to Buyer for quantity or quality of product, after completion of delivery. Buyer agrees that the handling, care or use of product shall thereafter be at Buyer's sole risk and expense.

2. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the point of delivery in accordance with one of the following alternatives.
   A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162,8173 and all revisions thereof.
   B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.
   C. On all deliveries into/out of pipeline, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.
   D. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure at 60 degrees Fahrenheit.
   E. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.

3. PASSAGE OF TITLE AND WARRANTY OF TITLE - Title to the product and risk of loss shall pass to Buyer upon delivery. Seller warrants to Buyer that it has title to the product(s) delivered by it hereunder and the right to deliver same, and agrees to indemnify, defend and hold the Buyer harmless from and gains any loss, claim or demand by reason of any failure of such title or breach of this warranty. SELLER MAKES NO OTHER WARRANTY WITH RESPECT TO THE PRODUCT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

4. TAXES - Any tax, fee, or other exaction, now or hereafter, levied or assessed by any governmental authority upon, or as a result of the transaction herein provided for, or the goods or source materials thereof which ar the subject matter of this Agreement, shall, if payable by Seller, be paid by Buyer on demand by Seller. Any personal property taxes levied or assessed by any governmental authority upon the products covered by this Agreement shall be paid by the party having title thereto at the time of such assessment. Buyer shall furnish Seller proper exemption certificate where tax exemption is claimed on any product(s) delivered hereunder.

5. GOVERNMENT REGULATIONS & LAW - Seller warrants that the product it delivers hereunder will be produced and delivered in full compliance with all applicable federal and state laws and regulations and all Presidential Proclamations which may be applicable. This agreement shall be subject to the jurisdiction of, governed by and construed in accordance with the laws of the State of Oklahoma including the Uniform Commercial Code. Seller agrees to comply with the provisions contained in Exhibit "A" if attached hereto, to the extent that such provisions are legally applicable to Seller.

6. FORCE MAJEURE - If either party is rendered unable, wholly or in part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond its control, then in any such event, it is agreed that the affected party shall give prompt notice and full particulars of such force majeure to the other party. The obligations of the affected party shall be suspended for the duration of such inability to perform but for no longer period and such cause shall, so far as possible, be remedied with all reasonable dispatch.

7. ASSIGNMENT - This Agreement shall extend to and be binding upon the parties thereto, their heirs, successors and assigns; but it is expressly agreed that neither party shall voluntarily assign this Agreement without the prior written consent to the other.

8. NOTICE - Any notice hereunder shall be in writing and shall be delivered personally, by mail, by fax, by telex, or by telegram to the address set forth on the attached agreement, unless changed by notice. such notice shall be deemed to have been given on the date of the delivery thereof.

9. WAIVER - The waiver by either party of the breach of any provision hereof by the other party shall not be a waiver of the breach of any other provision or provisions hereof or of any subsequent or continuing breach of such provision or provisions.

10. ALTERATIONS - No oral promises, agreements or warranties shall be deemed a part hereof, nor shall nay alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either party hereto unless the same be in writing, signed by the party charged.

11. INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by Seller and transmitted to the Buyer from time to time during the month. Unless otherwise specified, payment is due within ten (10) days after receipt of invoice. If payment is not made within the time allowed under this Agreement, then Seller may charge interest on the unpaid balance at the lesser of 11/2% per month or the highest rate permitted by Oklahoma law and Seller shall be entitled to recover its reasonable costs of collection, including attorney's fee.

12. FINANCIAL RESPONSIBILITY - If in the judgment of Seller the financial responsibility of Buyer becomes impaired or unsatisfactory, advance cash payments or acceptable security (including, but not limited to a letter of credit form a financial institution acceptable to Seller) may be required by Seller, and if Buyer fails to provide such, Seller may without waiving any rights or remedies, withhold further deliveries until such payment or security is received. Buyer's duty to provide the hereinabove credit assurance shall be a condition precedent to Seller's obligation to perform under this agreement.

13. CONFLICTS OF INTEREST - No director, employee or agent of either party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either party may audit the applicable records of the other party solely for the purpose of determining whether there has been compliance with this paragraph.

14. AUDIT - Each party and its authorized representatives shall have access to the accounting records and other documents maintained by the other party which relate to the product being sold to the other party under this Agreement and shall have the right to audit such records once a year a any reasonable time or times during the term of this Agreement and for two years after the year in which this Agreement terminates. Neither party shall make claim on the other for any adjustment after said two-year period.

15. TANK CARS - If Seller's tank cars are used and they are not unloaded and returned to railroad, Buyer shall be liable to Seller for rental at the rate of $50.00 for each day or fraction thereof in excess of 7 days. Tank cars shall not be diverted without Seller's written consent.

16. QUALITY - All products delivered under this Agreement shall meet the latest GPA specifications for that product and contain no deleterious substances. Product delivered under this agreement shall not contain concentrations of any contaminations that may make it or its components commercially unacceptable in general industry application. Any requirements of buyer pertaining to potential contaminants and/or specific hydrocarbon composition not listed in the product specification must be identified by buyer and allowable concentrations agreed to in writing by both parties prior to delivery.

17. SHORTAGE OF PRODUCTS - Due to uncertainties in the supply/demand situation, Warren may not have sufficient supplies of product to be delivered hereunder to meet the full requirements of all of its customers, contract or otherwise. whenever that situation exists, Warren shall have, in addition to any other rights Warren may have under this Agreement, the right to reduce deliveries of such product on any basis which in Warren's opinion is equitable, allowing for such priorities to such priorities to such classes of customers as Warren deems appropriate. If any such reduction occurs, Buyer shall have the option to terminate this Agreement as to any or all products by fifteen (15) day's notice, given within thirty (3) days of the notice of reduction.

18. BRAND NAMES - Unless otherwise specifically agreed, Buyer shall not represent or permit any other person to represent, that the product delivered hereunder is the product of Warren. All products delivered to Buyer hereunder shall be used or sold under Buyer's own brand names or under brand names approved by Warren, and Buyer shall not authorize or permit said product to be used or sold under any other brand names.

19. CONDUCT OF BUYER'S BUSINESS - Buyer in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving Warren any right to control Buyer in any way in its performance of its business. Warren has no right to exercise control over any Buyer's employees. All employees of Buyer shall be entirely under the control and direction of Buyer who shall be responsible for their actions. and omissions

20. INDEMNITY - If Warren provides adequate documentation of the odorization required by this contract, buyer agrees to define and hold Warren harmless from all expenses (including attorney's fees) or liability arising from any claims of whatever kind due to injuries or damages which occur after delivery to Buyer in connection with the transportation, use or handling of product covered hereunder. BUYER'S INDEMNITY OBLIGATION SHALL BE APPLICABLE EVEN IF SUCH DAMAGES ARE DETERMINED TO HAVE BEEN PARTLY CAUSED BY THE FAULT OF SELLER OR IF LIABILITY WITHOUT FAULT IS IMPOSED ON SELLER, THE ONLY EXCEPTION TO SUCH OBLIGATION BEING WHERE THE FAULT OF SELLER IS DETERMINED TO BE THE SOLE CAUSE OF SUCH DAMAGES.

21. PRICES - Prices hereunder may be changed at any time by Warren upon notice given either electronically (i.e. fax, DTN or phone) or by U.S. Mail, effective when sent. If any such notice shall increase Warren's price to Buyer at any shipping point or destination above Warren's price for such product or freight in effect during the elapsed portion of the calendar year in which Warren's notice is effective, Buyer may by written notice to Warren given and effective within fifteen (15) days the date of Warren's notice, terminate this contract with respect to such shipping ponit or destination.

22. ODORIZATION - Unless otherwise specifically agreed in writing, Buyer hereby requests that the propane sold hereunder be odorize with not less than 1.0 lb. of ethyl mercaptan per 10,000 gallons. Buyer warrants that compliance with its request will satisfy all applicable legal requirements.

23. PRODUCT HAZARDS - Buyer acknowledges receipt of Warren's Safety Bulletin for odorized propane and is knowledgeable of the hazards or risks in handling or using the product. Buyer agrees that Buyer shall inform its employees, contractors and customers of any hazards or risks associated with the product. Warren will make available to Buyer Warning Decals that are intended to be placed on consumer tanks or equipment and copies of its Safety Guide. Buyer agrees to supply its customers with these materials or other reasonably equivalent safety material to warn them of the potential hazards or risks in using odorized propane.

24. INCIDENT - Buyer shall notify Warren as soon as possible after it becomes aware of any fires or explosions occurring at locations propane purchase hereunder is used. Buyer will inform Warren if said product is involved and will fully cooperate with Warren in obtaining a propane sample and any other investigation Warren deems necessary.

Buyers Initials __________


                              ATTACHMENT A TO
                   PROPANE SALES AGREEMENT NO.   27023
                            DATED:  MAY 1, 1996
1. TRADEMARK. Buyer acknowledges that the CHEVRON and WARRENGAS Trademarks are valuable property rights belonging to Chevron Corporation and its subsidiaries, including Chevron U.S.A. inc. and that any use thereof by Buyer in connection with this agreement is solely for the purposes of advertising products obtained from such subsidiaries. Upon termination of this agreement, Buyer agrees that it will make no further use of such trademarks or any other mark, name or designs confusingly similar therewith.

2. QUANTITY. During the term hereof, Buyer agreed to buy the product herein specified in monthly quantities of not less than the minimum set forth below and Warren agrees to sell said quantities to Buyer. Buyer shall purchase such entities as evenly as possible during each month. If during any period of this agreement the quantity of product Warren is obligate to deliver to Buyer is prescribed by government rules, regulations or orders, then the quantity of product covered by this agreement shall be the quantity so prescribed for such period and Buyer agrees to buy and Warren agrees to sell such Quantity.

                      VOLUME (IN THOUSAND OF GALLONS)

                     MINIMUM    MAXIMUM               MINIMUM     MAXIMUM
      April             468         572   October         429        525

      May               399         487   November        560        684

      June              416         509   December        750        916

      July              370         452   January         812        992

      August            346         422   February        616        752

      September         376         460   March           533        651


For the purpose of determining compliance with the above quantity schedule, purchase of product shall be allocated to the month in which shipment is made. Should either party fail to comply in any amount with the above schedule, the other party may elect to terminate this agreement by mailing notice of such termination on or before the 20th day of the succeeding month. If the Buyer fails to purchase 100% of the above specified minimum monthly quantities during any month or months and Warren does not elect to terminate this agreement, Warren shall not be obligated hereunder to sell to Buyer in any of the succeeding six months more than one and one half times the average monthly quantity which Buyer actually purchased during the preceding six-month period.

When delivery is into tank trucks furnished by Buyer, the delivery ticket showing the quantity delivered shall be signed by the loader as the agent of Warren and by the truck driver as the agent of the Buyer; such quantities shall be conclusively presumed to have been delivered to Buyer.

On or before the 1st day of each month Buyer shall inform Warren of quantities required during such month, delivery dates, and when applicable, destinations of each shipment. Warren shall not be obligated to ship less than a tank car or tank truck load.

3.   Method of Delivery: XXXXXXXXXX  By tank truck furnished by Buyer.


               XXXXXXXXXX  By tank truck furnished by Warren.

                                      By tank truck furnished by
                        with a
                                capacity of                 gallons each.

                             PRICE INFORMATION

            Prices in effect as of      APRIL 16      , 19  96

      Sales based on (X) Shipping point price or ( ) Destination price

     PRICING                                     PRICE IN       FREIGHT
     POINTS      DESTINATIONS     PRODUCTS    CENTS/GALLONS     CHARGES
  FLORIDA BASE        *          COMMERCIAL         *             N/A
                                  PROPANE
     *SEE ATTACHMENT


NO. 1 DATED 5/1/96


                              ATTACHMENT NO. 1
                                TO PSA 27023
                            DATED:  MAY 1, 1996

 SHIPPING           DESTINATION          DESTINATION*         FREIGHT
 POINT                                      PRICE            ALLOWANCE
 Tampa              Arcadia                 49.319             3.054

 Tampa              Ft. Myers               49.648             3.889
 Tampa              Ft. Pierce              49.695             4.790
 Tampa              Indiantown              49.648             5.263
 Tampa              N. Ft. Myers            49.648             3.790

 Tampa              Okeechobee              49.648             4.325
 Tampa              Orlando                 49.084             2.960
 Tampa              Palmetto                49.084             1.730
 Tampa              Plymouth                48.990             3.330

 Tampa              Pt. St. Luice           49.789             4.830
 Tampa              S. Ft. Myers            49.648             4.489

 Pt. Ever.          Boca Raton              49.836             1.344

 Pt. Ever.          Davie                   49.836             1.331
 Pt. Ever.          Deerfield               49.836             1.343
 Pt. Ever.          Delray Beach            49.836             1.532
 Pt. Ever.          Green Acres             49.789             1.704

 Pt. Ever.          Hollywood               49.836             1.181
 Pt. Ever.          Indiantown              49.648             2.577
 Pt. Ever.          Medley                  49.977             1.532
 Pt. Ever.          Miami                   49.977             1.477
 Pt. Ever.          Pompano Beach           49.836             1.331

 Pt. Ever.          South Bay               49.695             2.333
 Pt. Ever.          West Palm Beach         49.789             1.806

 Taft               Arcadia                 49.319             3.530

 Taft               Ft. Pierce              49.695             3.650
 Taft               Indiantown              49.648             4.300
 Taft               Okeechobee              49.648             3.400
 Taft               Orlando                 49.084             1.245

 Taft               Plymouth                48.990             1.540
 Taft               Pt. St. Lucie           49.789             4.210

            Freight allowance subject to change.
              *Prices as of 4/16/96 and are subject to change.